UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2020

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the Corporation's 2020 annual meeting of stockholders held on April 29, 2020, the following proposals were approved by the stockholders: (i) the election of ten (10) nominees listed in the proxy statement to serve on the Board of Directors of the Corporation, (ii) the compensation of named executive officers as disclosed in the proxy statement, on an advisory basis, and (iii) the ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2020, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Katharine Armstrong	21,537,074	423,034	21,811	3,652,875
Walter J. Bishop	21,469,747	490,999	21,173	3,652,875
Mary Ann Hanley	21,746,409	216,779	18,731	3,652,875
Heather Hunt	21,735,320	227,332	19,267	3,652,875
Gregory P. Landis	21,733,533	230,603	17,783	3,652,875
Debra C. Man	21,749,665	213,159	19,095	3,652,875
Daniel B. More	21,685,404	279,244	17,271	3,652,875
Eric W. Thornburg	20,724,186	1,231,118	26,615	3,652,875
Robert A. Van Valer	21,600,024	364,143	17,752	3,652,875
Carol P. Wallace	21,740,097	223,788	18,034	3,652,875

Proposal 2: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
21,250,532	589,231	142,156	3,652,875

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
24,689,989	907,861	36,944	0

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: April 30, 2020	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer